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                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)

[ ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           QUEEN SAND RESOURCES, INC.
                (Name of Registrant as Specified in Its Charter)

                           QUEEN SAND RESOURCES, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

      2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------

      4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

      5)  Total Fee Paid:

          ----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:
                                     -------------------------------------------
     2)       Form Schedule or Registration Statement No.:
                                                          ----------------------
     3)       Filing Party:
                           -----------------------------------------------------
     4)       Date Filed:
                         -------------------------------------------------------

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                           QUEEN SAND RESOURCES, INC.
                            3500 Oak Lawn, Suite 380
                            Dallas, Texas 75219-4398
                            Telephone: (214) 521-9959
                           Telecopier: (214) 521-9960



Dear Stockholder:

         You recently received a copy of the Proxy Statement dated October 23, 1998 for the Annual Meeting of Stockholders of Queen Sand Resources, Inc. on Thursday, November 12, 1998, at 1:00 p.m., Dallas time. In connection with the final preparation, printing and mailing of the Proxy Statement, JNC Opportunity Fund Ltd. was inadvertently omitted from the table regarding securities ownership on pages 4 and 5 of the Proxy Statement.

         Enclosed are corrected pages for inclusion in your copy of the Proxy Statement. In the event that you have already returned your Proxy Card and wish to change your vote as a result of this correction, please contact the Company at (214) 521-9959 and you will be provided with another proxy card. Proxy cards will also be available at the Annual Meeting.






                                         Sincerely,


                                         /s/ Edward J. Munden


                                         EDWARD J. MUNDEN
                                         Chairman of the Board, President, Chief
                                         Executive Officer and Director

October 28, 1998



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                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the number of shares of Common Stock and Voting Stock beneficially owned as of August 31, 1998, by (1) all holders of shares of Common Stock and Voting Stock known by the Company to own beneficially more than 5% of the outstanding shares of any class of the Voting Stock, (2) the executive officers of the Company named in the table under "Executive Compensation -- Compensation of Executive Officers," (3) each director of the Company and (4) all directors and executive officers of the Company as a group.



                                                                                APPROXIMATE                  APPROXIMATE
NAME AND ADDRESS                                  AMOUNT AND NATURE OF          PERCENTAGE OF                PERCENTAGE OF
OF BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP          COMMON STOCK                 VOTING STOCK
---------------------------------------------------------------------------------------------------------------------------
Officers and Directors:

Edward J. Munden(1)
30 Metcalfe Street, Suite 620
Ottawa, Canada
K1P 5L4                                             6,618,500(2)(3)                 21.8%                           16.6%

Bruce I. Benn(1)
30 Metcalfe Street, Suite 620
Ottawa, Canada
K1P 5L4                                             6,618,500(2)(3)                 21.8%                           16.6%

Robert P. Lindsay(1)
3500 Oak Lawn Drive
Suite 380, L.B. #31
Dallas, Texas   75219                               6,632,786(2)(3)(4)              21.9%                           16.7%

Ronald I. Benn(1)
30 Metcalfe Street, Suite 620
Ottawa, Canada
K1P 5L4                                             6,618,500(2)(3)                 21.8%                           16.6%

Eli Rebich(1)
318 West Rusk
Tyler, Texas 75701                                    472,500(2)                     1.6%                            1.2%

Ted Collins, Jr.(1)(5)
303 West Wall, Suite 1200
Midland, Texas 79701-5076                           1,002,500(2)                     3.3%                            2.5%

All executive officers and directors
as a group (7 persons)                              8,158,286(2)(3)                 26.8%                           20.4%

Five Percent Stockholders

Joint Energy Development Investments
Limited Partnership
1400 Smith St.
Houston, Texas 77002-7361                          14,009,599(6)                    33.6%                           33.6%




                                                                            APPROXIMATE              APPROXIMATE
NAME AND ADDRESS                              AMOUNT AND NATURE OF         PERCENTAGE OF            PERCENTAGE OF
OF BENEFICIAL OWNER                           BENEFICIAL OWNERSHIP          COMMON STOCK             VOTING STOCK
--------------------------------------------------------------------------------------------------------------------
EIBOC Investments Ltd.                            6,600,000(3)                  21.8%                     16.5%
Charlton House
White Park Road
Bridgetown, Barbados  W.I.

JNC Opportunity Fund Ltd.                         2,100,215(7)                   6.8%                      5.2%
c/o Encore Capital Management, LLC
12007 Sunrise Valley Drive, Suite 460
Reston, Virginia 20191
Attn: Managing Member


--------------------------

(1)    Executive Officer and/or Director.

(2) Includes options exercisable within 60 days. In addition, the options granted to Mr. Collins and Mr. Rebich are subject to Stockholder approval of the Plan as described herein.

(3) Edward J. Munden, Ronald I. Benn and Bruce I. Benn have a beneficial interest in the shares of Common Stock owned by EIBOC Investments Ltd. ("EIBOC"). In addition, EIBOC has granted an irrevocable proxy to Messrs. Munden, Benn, Benn and Lindsay to vote 6,600,000 shares owned of record by EIBOC. Accordingly, the 6,600,000 shares owned of record by EIBOC have been included as beneficially owned by each of the foregoing individuals, and by all executive officers and Directors as a group.

(4) Mr. Lindsay acquired 14,286 shares of Common Stock in the name of his children and disclaims any beneficial interest in these shares.

(5) These shares are owned of record by Collins and Ware, Inc. Mr. Collins is the President and a controlling shareholder of Collins and Ware, Inc. but disclaims beneficial ownership of such shares.

(6) Includes 9,600,000 shares of Common Stock issuable upon conversion of the 9,600,000 shares of Series A Preferred Stock, 2,634,952 shares of Common Stock and 1,774,648 shares of Common Stock issuable upon exercise of certain warrants. JEDI is a limited partnership, the general partner of which is Enron Capital Management Limited Partnership, which is an indirect wholly-owned subsidiary of Enron Corp. Upon the occurrence of certain Events of Default (as defined in the Company's Restated Certificate of Incorporation), JEDI, the holder of the Series A Preferred Stock, has the right to require the Company to repurchase the Series A Preferred Stock.

(7) Includes 1,735,715 shares of Common Stock currently held by JNC Opportunity Fund Ltd. ("JNC") and 364,500 shares of Common Stock issuable upon exercise of warrants held by JNC. Does not include shares of Common Stock issuable upon exercise of Repricing Rights (see "Proposal Two -- Proposal to Ratify Issuance of Common Stock -- Repricing Rights") that are not currently exercisable.


         Upon the occurrence of certain Events of Default (as defined in the Company's Restated Certificate of Incorporation, the holder of the Series A Preferred Stock has (i) the right to require the Company to repurchase the Series A Preferred Stock and (ii) the right, acting separately as a class, to elect a number of persons to the Board of Directors of the Company that, along with any members of the Board of Directors who are serving at the time of such action, will constitute a majority of the Board of Directors. See "Certain Relationships and Related Transactions -- JEDI Transaction -- Description of Series A Preferred Stock -- Events of Default."